Virtus Balanced Fund,

Virtus Strategic Growth Fund

and Virtus Tactical Allocation Fund,

each a series of Virtus Equity Trust

Supplement dated June 2, 2011 to the Prospectuses and

Statement of Additional Information (“SAI”)

dated July 31, 2010, each as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective June 2, 2011, SCM Advisors, LLC, subadviser to the above-named funds, changed its name to Newfleet Asset Management, LLC. Accordingly, all references to SCM Advisors, LLC in the funds’ summary prospectuses, statutory prospectus and SAI are hereby changed to references to “Newfleet Asset Management, LLC” and all references to SCM Advisors are changed to references to “Newfleet.”

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VET 8019/SCMNameChange (6/11)